UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

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☒	Definitive Proxy Statement
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☐	Soliciting Material Under § 240.14a-12

Telkonet, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TELKONET, INC.

20800 Swenson Drive

Suite 175

Waukesha, WI 53186

414-223-0473

April 30, 2014

Dear Stockholder:

You are cordially invited to attend the 2014 Annual Meeting of Stockholders of Telkonet, Inc. (the “Company”) to be held on June 12, 2014 at 1:00 p.m., local time, at Telkonet, Inc., 20800 Swenson Dr. Suite 175, Waukesha, WI 53186.

The accompanying notice of annual meeting of stockholders outlines the matters to be brought before the meeting, and the accompanying proxy statement discusses these matters in greater detail. The notice and the proxy statement have been made a part of this invitation. Please read carefully.

Whether or not you plan to attend the meeting, we urge you to complete, date and sign the enclosed proxy card and return it at your earliest convenience. No postage need be affixed if you use the enclosed envelope and it is mailed in the United States. You may also vote electronically via the Internet. If you have any questions or need assistance in completing the proxy card, please contact Investor Relations at ir@telkonet.com or call 414-223-0473.

We are mailing this proxy statement and a form of proxy on or about April 30, 2014 to those stockholders who have indicated a preference to receive paper copies.

Only holders of record of our common stock, par value $0.001 per share, our Series A Preferred Stock, par value $0.001 per share, and our Series B Preferred Stock, par value $0.001 per share, at the close of business on April 14, 2014 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

Our proxy statement and proxy are enclosed along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which is being provided as our Annual Report to Stockholders.  These materials are also available on the following web site at http://www.proxyvote.com.

YOUR VOTE IS IMPORTANT.

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD

IMMEDIATELY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

Our Board of Directors and management look forward to seeing you at the meeting.

Sincerely yours,

/s/ Jason L. Tienor

Jason L. Tienor
Chief Executive Officer

TELKONET, INC.

20800 Swenson Drive

Suite 175

Waukesha, WI 53186

414-223-0473

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 30, 2014

Notice is hereby given that the annual meeting (the “Meeting”) of stockholders of Telkonet, Inc., (the “Company”), a Utah corporation, will be held on June 12, 2014 at 1:00 p.m., local time, at the offices of Telkonet, Inc., 20800 Swenson Dr., Suite 175, Waukesha, WI 53186 for the following purposes:

1.	To elect five (5) directors, each to serve until the next annual meeting of stockholders and until his successor has been elected and qualified;
2.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2014;
3.	To provide a non-binding advisory approval of the compensation of our named executive officers; and
4.	To transact such other business as may properly come before the Meeting.

Only holders of record of the Company’s common stock, par value $0.001 per share, the Company’s Series A Preferred Stock, par value $0.001 per share, and the Company’s Series B Preferred Stock, par value $0.001 per share, at the close of business on April 14, 2014, the record date, are entitled to notice of and to vote at the Meeting.

You will NOT be able to vote your shares with respect to the election of directors or the non-binding advisory approval of the compensation of our named executive officers if you hold your shares in street name and have not provided instructions to your broker.  We strongly encourage you to submit your voting instruction card and exercise your right to vote as a stockholder.

Your vote is important.   Even if you plan to attend the Meeting in person, the Company requests that you sign and return the enclosed proxy, or vote over the Internet as instructed in these materials, as promptly as possible to ensure that your shares will be represented at the Meeting if you are unable to attend. If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote FOR each of the nominees for director, FOR the ratification of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2014 and FOR the non-binding advisory approval of the compensation of our named executive officers. If you do attend the Meeting and wish to vote in person, you may withdraw your proxy and vote in person.   Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Meeting, you must obtain from the record holder a proxy issued in your name.

By order of the Board of Directors,

/s/ Richard E. Mushrush

Richard E. Mushrush
Secretary

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSALS 1, 2 AND 3 PRESENTED IN THIS PROXY STATEMENT.

YOU CAN VOTE IN ONE OF THREE WAYS:

(1)	Visit the Web site noted on your proxy card to vote via the Internet;

(2)	Vote by telephone at the number noted on your proxy card; OR

(3)	Sign, date and return your proxy card in the enclosed envelope to vote by mail.

TELKONET, INC.

20800 Swenson Drive

Suite 175

Waukesha, WI 53186

414-223-0473

PROXY STATEMENT

This proxy statement contains information related to the annual meeting (the “Meeting”) of stockholders of Telkonet, Inc., a Utah corporation, to be held on June 12, 2014 at 1:00 p.m., local time, at the offices of Telkonet, Inc., 20800 Swenson Dr. Suite 175, Waukesha, WI 53186, and at any postponements or adjournments thereof.  In this proxy statement, “Telkonet”, “Company”, “we”, “us” and “our” refer to Telkonet, Inc.

Under Securities and Exchange Commission rules, we are making this proxy statement and our Annual Report to Stockholders available on the Internet instead of mailing a printed copy of these materials to each stockholder. Stockholders who receive a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how stockholders may access and review all of the important information contained in the materials on the Internet, including how stockholders may submit proxies by telephone or over the Internet. The Notice and, as applicable, this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which is being provided as our Annual Report to Stockholders, are being sent to stockholders commencing on or about April 30, 2014.

If you received the Notice by mail and would prefer to receive a printed copy of our proxy materials, please follow the instructions for requesting printed copies included in the Notice.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to Be Held on June 12, 2014.

This proxy statement and accompanying notice, proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2013, are available on the following web site at http://www.proxyvote.com.

VOTING AT THE ANNUAL MEETING

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted.  Attendance at the Meeting will not, in and of itself, revoke a proxy. Proxies may be revoked by:

•	Filing with the Secretary of Telkonet, at or before the taking of the vote at the Meeting, a written notice of revocation dated later than the proxy;
•	Voting again at a later date (but prior to the meeting) on the Internet or by telephone;
•	Executing a later dated proxy relating to the same shares of capital stock and delivering it to the Secretary of Telkonet, including by facsimile, before the taking of the vote at the Meeting; or
•	Attending the Meeting and voting in person.

Any written revocation or subsequent proxy should be sent so as to be delivered to Telkonet, Inc., 20800 Swenson Drive, Suite 175, Waukesha, WI 53186, Attention: Corporate Secretary, or hand delivered to the Secretary of Telkonet or his representative at or before the taking of the vote at the Meeting.

If the Meeting is postponed or adjourned, proxies given pursuant to this solicitation will be utilized at any subsequent reconvening of the Meeting, except for any proxies that previously have been revoked or withdrawn effectively, and notwithstanding that proxies may have been effectively voted on the same or any other matter previously.

Voting Rights

Only holders of record of our common stock, par value $0.001 per share (“common stock”), holders of record of our Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), and holders of record of our Series B Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”) at the close of business on April 14, 2014, the record date (the “Record Date”), are entitled to notice of and to vote at the Meeting, and at any postponements or adjournments thereof.  Holders of our Series A Preferred Stock and holders of our Series B Preferred Stock will each vote on an as-converted basis together with holders of our common stock as a single class in connection each of the proposals in this proxy statement.  Each share of common stock is entitled to one vote on all matters to be voted upon at the Meeting; each share of Series A Preferred Stock is entitled to 13,774 votes on all matters to be voted upon at the Meeting; and each share of Series B Preferred Stock is entitled to 38,461 votes on all matters to be voted on at the meeting. At least a majority of our shares outstanding on the Record Date and entitled to vote (counting our Series A Preferred Stock and Series B Preferred Stock each on an as converted basis, representing an aggregate of 4,663,586 shares of common stock for such purposes) must be represented at the Meeting, either in person or by proxy, in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.  Broker non-votes occur when a nominee holding shares for a beneficial owner does not have discretionary voting power on a matter and has not received instructions from the beneficial owner.

How to Vote; How Proxies Work

Our Board of Directors is asking for your proxy.  Whether or not you plan to attend the Meeting, we urge you to vote by proxy as you can always change your vote at the Meeting.  Please provide your proxy by voting on the Internet or by telephone, or complete, date and sign the enclosed proxy card and return it at your earliest convenience. We will bear the costs incidental to the solicitation and obtaining of proxies, including the costs of reimbursing banks, brokers and other nominees for forwarding proxy materials to beneficial owners of our capital stock.  Proxies may be solicited by our officers and employees, without extra compensation, by mail, telephone, facsimile, personal interviews and other methods of communication.

At the Meeting, and at any postponements and adjournments thereof, all shares entitled to vote and represented by properly executed proxies received prior to the Meeting and not revoked will be voted as instructed on those proxies.  If no instructions are indicated on a properly executed proxy, the shares will be voted FOR each of the nominees for director, FOR the ratification of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2014, FOR the non-binding advisory approval of the compensation of our named executive officers, and in the discretion of management on any other matter which may properly come before the Meeting.

Questions and Answers

Q.           What am I voting on?

You are voting on three proposals:

Proposal No. 1: For the election of five (5) nominees to our board of directors, each to serve until the next annual meeting of stockholders and until his successor has been elected and qualified.

Proposal No. 2: For ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2014.

Proposal No. 3: To provide a non-binding advisory approval of the compensation of our named executive officers.

Q.           Who is entitled to vote?

Only holders of record of our common stock and holders of record of our Series A and Series B Preferred Stock at the close of business on April 14, 2014, the Record Date, are entitled to vote shares held by such stockholders on that date at the Meeting.

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Q.           How do I vote?

Vote By Internet: Visit the Web site noted on your proxy card to vote via the Internet.

Vote By Telephone: Call the number noted on your proxy card to vote by telephone.

Vote By Mail:  Sign and date the proxy card you receive and return it in the enclosed stamped, self-addressed envelope.

Vote in Person:  Sign and date the proxy you receive and return it in person at the Meeting.  If your shares are held in the name of a bank, broker or other holder of record (i.e., in “street name”), you will receive instructions from the holder of record that you must follow in order for your shares to be voted.   Internet voting will be offered to stockholders owning shares through most banks and brokers.

Q.           How many votes do I have?

On each matter to be voted upon, each share of common stock is entitled to one vote, each share of Series A Preferred Stock is entitled to 13,774 votes and each share of Series B Preferred Stock is entitled to 38,461 votes.

Q.           How many shares were outstanding on the Record Date?

At the close of business on April 14, 2014, the Record Date, there were 129,699,198 shares outstanding (counting our Series A Preferred Stock and our Series B Preferred Stock on an as-converted basis, representing an aggregate of 4,663,586 shares of common stock for such purposes).

Q.           What is a “quorum” for purposes of the Meeting?

In order to conduct business at the Meeting, a quorum of stockholders is necessary to hold a valid meeting.  Holders of our Series A Preferred Stock and holders of our Series B Preferred Stock will each vote on an as converted basis together with holders of our common stock as a single class in connection with each of the proposals contained in this proxy statement.  At least a majority of our shares outstanding on the Record Date and entitled to vote (counting our Series A Preferred Stock on an as converted basis and our Series B Preferred Stock on an as converted basis, representing an aggregate of 4,663,586 shares of common stock for such purposes) must be represented at the Meeting, either in person or by proxy, in order to constitute a quorum for the transaction of business.  At the close of business on the Record Date, there were 129,699,198 shares outstanding and entitled to vote (counting our Series A Preferred Stock on an as converted basis and our Series B Preferred Stock on an as converted basis, representing an aggregate of 4,663,586 shares of common stock for such purposes) and, accordingly, the presence, in person or by proxy, of at least 64,849,600 shares is necessary to meet the quorum requirement.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, the holders of a majority of shares present at the Meeting in person or represented by proxy may adjourn the Meeting to another date.

Q.           Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies, including the printing and filing of this proxy statement, the Notice, the proxy card and any additional information furnished to stockholders. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the reasonable out-of-pocket expenses they incur to forward proxy materials to beneficial owners.

Q.           What if I return a proxy card but do not make specific choices?

All shares for which a proxy has been properly submitted and not revoked will be voted at the Annual Meeting in accordance with your instructions. If you sign your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the board.

If any other matter is properly presented at the Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Q.           Can I access the proxy materials electronically?

This proxy statement, the proxy card, and our Annual Report on Form 10-K for the period ended December 31, 2013 are available on the following website at http://www.proxyvote.com.

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Q.           Can I change my vote or revoke my proxy?

Yes.  You may change your vote or revoke your proxy at any time before the proxy is exercised. Proxies may be revoked by:

•	Filing with the Secretary of Telkonet, at or before the taking of the vote at the Meeting, a written notice of revocation dated later than the proxy;
•	Voting again at a later date (but prior to the meeting) on the Internet or by telephone;
•	Executing a later dated proxy relating to the same shares of capital stock and delivering it to the Secretary of Telkonet, including by facsimile, before the taking of the vote at the Meeting; or
•	Attending the Meeting and voting in person.

Any written revocation or subsequent proxy should be sent so as to be delivered to Telkonet, Inc., 20800 Swenson Drive, Suite 175, Waukesha, WI 53186, Attention: Corporate Secretary, or hand delivered to the Secretary of Telkonet or his representative at or before the taking of the vote at the Meeting.  Attendance at the Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Corporate Secretary before the proxy is exercised or you vote by written ballot at the Meeting.

Q.           What is the process for admission to the Meeting?

If you are a record owner of your shares (i.e., your shares are held in your name), you must show government issued identification. Your name will be verified against the stockholder list. If you hold your shares through a bank, broker or trustee, you must also bring a copy of your latest bank or broker statement showing your ownership of your shares as of the Record Date.

Q.          How many votes are required to approve matters to be presented?

Each of our Series A Preferred Stock and Series B Preferred Stock is entitled to vote on Proposal Nos. 1, 2 and 3 on an as converted basis with our common stock as a single class.  Each share of common stock is entitled to one vote; each share of Series A Preferred Stock is entitled to 13,774 votes on each of the proposals contained in this proxy statement; and each share of Series B Preferred Stock is entitled to 38,461 votes on each of the proposals contained in this proxy statement.  With regard to the election of directors set forth in Proposal No. 1, votes may be cast in favor of a nominee or withheld.  Because directors are elected by plurality, abstentions from voting and broker non-votes will be excluded from the vote on this proposal and will have no effect on its outcome.  If a quorum is present at the meeting, the five nominees receiving the greatest number of votes will be elected. Because approval of Proposal No. 2 and Proposal No. 3 require the affirmative vote of a majority of the outstanding stock entitled to vote thereon, abstentions and broker non-votes will have the same effect as a vote “Against” each proposal.

Q.           How will my shares held in street name be voted if I do not provide voting instructions?

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters, including the election of directors and proposals relating to executive compensation.  Accordingly, if you are a street-name holder and do not provide instructions to your broker on Proposal No. 1 or Proposal No. 3 your broker may not vote your shares on such proposals.  Please note that you will NOT be able to vote your shares with respect to the election of directors or the non-binding advisory approval of compensation of our named executive officers if you hold your shares in street name and have not provided instructions to your broker; thus we strongly encourage you to submit your voting instruction card and exercise your right to vote as a stockholder.

Q.           What are the recommendations of the Board of Directors?

The Board of Directors unanimously recommends that the stockholders vote:

•	FOR each of the nominees for director listed in Proposal No. 1;
•	FOR ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2014 in Proposal No. 2; and
•	FOR non-binding advisory approval of the compensation of our named officers in in Proposal No. 3.

With respect to any other matter that properly comes before the Meeting, the proxy holders will vote as recommended by our Board of Directors or, if no recommendation is given, in their own discretion.

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PROPOSAL No. 1

ELECTION OF DIRECTORS

Telkonet’s bylaws establish the number of directors at not less than three members.  Pursuant to the bylaws, the Board of Directors may increase or decrease the number of members of the Board of Directors. The Board of Directors has established the number of directors at five. At the annual meeting, the shares represented by properly executed proxies, unless otherwise specified, will be voted for the election of the five nominees named herein, each to serve until the next annual meeting and until his successor is duly elected and qualified. Proxies cannot be voted for more than five nominees.

If for any reason any nominee is not a candidate when the election occurs (which is not expected), the Board of Directors expects that proxies will be voted for the election of a substitute nominee designated by the Board of Directors. The following information is furnished concerning each nominee for election as a director.

Directors are elected by a plurality of the votes cast by holders of shares of our common stock, our Series A Preferred Stock and our Series B Preferred Stock, voting together as a single class on an as-converted basis, entitled to vote at the Meeting, either in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT

STOCKHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE

Nominees for Election at the Annual Meeting

Director Name	Age	Position With Telkonet	Director Since
William H. Davis	56	Chairman of the Board (1) (2)	2010
Tim S. Ledwick	56	Director (1)	2012
Kellogg L. Warner	58	Director (3)	2014
Jeffrey P. Andrews	47	Director (2)	2014
Jason L. Tienor	39	Director	2009

_______________

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Strategic Planning Committee

WILLIAM H. DAVIS, Chairman of the Board, has served as a director since September 2010. Mr. Davis is Managing Director of Empirical Asset Management, based in Newton, MA. Empirical was formed in 2010 to bring to market a set of rules-based investment strategies that eliminate emotional decision-making from the investment process. Prior to Empirical Asset management, Mr. Davis served as President and CEO of Ze-gen, Inc., a renewable energy company, since he founded the company in 2004. Prior to founding Ze-gen, Mr. Davis’ career in business has included launching numerous companies: Database Marketing Corporation in 1986, Holland Mark in 1997, and Cambridge Brand Analytics in 2003. Mr. Davis has extensive board experience, currently serving on the Board of Directors of Boston Harbor Islands National Park and New Bedford Economic Development Council, and was appointed by Massachusetts Governor Deval Patrick to the Board of The Commonwealth Corporation. He also serves on the President’s Council for CERES, an organization that advocates for sustainability leadership. Mr. Davis graduated from Connecticut College. We believe Mr. Davis’ qualifications to sit on our Board of Directors include his extensive executive leadership and management experience.

TIM S. LEDWICK, Director, has served as a director since April 2012. Mr. Ledwick is currently the Chief Financial Officer of Management Health Solutions, a private equity-backed company that provides software solutions and services to hospitals focused on reducing costs through superior inventory management practices. From 2007 to 2011, Mr. Ledwick provided CFO consulting services to a $150 million services firm and, in addition, from 2007-2008 also acted as special advisor to The Dellacorte Group, a middle market financial advisory firm focused on transactions between $100 million and $1 billion. We believe Mr. Ledwicks’ qualifications to sit on our Board of Directors include his background in public accounting as well as his financial executive experience.

KELLOGG L. WARNER, Director, was appointed as a director effective April 1, 2014. Mr. Kellogg is currently the President of Deerpath Associates, a business and technology consultancy company. From 2008 to 2010, Mr. Kellogg served as Deerpath Associates CEO. He has over 30 years of experience in the energy services and electric and gas utility industry, and 15 years as chief executive of major energy consulting and service firms. He is currently leading a national initiative on Conservation Voltage Reduction (CVR) as a utility energy efficiency strategy. Mr. Warner received a Bachelor of Arts from Williams College and a MSCE in Resource Planning from Stanford University. We believe that Mr. Warner’s qualifications to serve on our Board of Directors include his background in the energy consulting and service industries as well as his executive management experience.

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JEFFREY P. ANDREWS, Director, was appointed as a director effective April 1, 2014. Mr. Andrews is currently a member of the executive leadership team of GSF/KanPak, LLC, a leader in the aseptic processing and packaging food industry. He has 23 years of experience in senior operational and strategic roles, including serving on multiple boards of directors. He earned a Bachelor of Science from Binghamton University and an MBA from Johns Hopkins University. We believe that Mr. Andrews is qualified to serve on our Board of Directors because of his extensive experience with technology businesses and clean energy policy.

JASON L. TIENOR, Director, has served as our President and Chief Executive Officer since December 2007 and, from August 2007 until December 2007, he served as our Chief Operating Officer. In November 2009, he was appointed to our Board of Directors.  Mr. Tienor has also served as Chief Executive Officer of EthoStream, LLC, our wholly-owned subsidiary, since March 2007. From 2002 until his employment with us, Mr. Tienor served as Chief Executive Officer of EthoStream, LLC, the company that he co-founded. Mr. Tienor received a bachelor of business administration in management information systems and marketing from the University of Wisconsin – Oshkosh and a masters of business administration with an emphasis on computer science from Marquette University. We believe Mr. Tienor’s qualifications to sit on our Board of Directors include his experience as the founder of our wholly-owned subsidiary, EthoStream, LLC, including the leadership he has provided to the Company, first as Chief Operating Officer and then as President and Chief Executive Officer.

Meetings of the Board and Committees

The Board of Directors held four meetings in 2013. With the exception of Mr. Garland, who resigned April 1, 2014, each member of the Board of Directors attended at least 75 percent of the meetings of the Board of Directors and the committees of which such director was a member. The Company has not established a formal policy requiring director attendance at all Board meetings, but the Company expects each director to attend such meetings, absent unusual circumstances. The Company also expects its directors to make an effort to attend the Annual Meeting of Stockholders (which is usually held the same day as a meeting of the Board of Directors). With the exception of Mr. Garland, each member of the Company’s Board of Directors on the date of the 2013 Annual Meeting of Stockholders attended the meeting.

Code of Ethics

The Board has approved, and the Company has adopted, a Code of Ethics that applies to all directors, officers and employees of the Company. This Code of Ethics was included as an Exhibit to the Company’s Form 10-KSB filed with the Securities and Exchange Commission on March 30, 2004.

Director Independence

The Board of Directors has determined that Messrs. Davis, Ledwick, Warner and Andrews are “independent” under the listing standards of the NYSE MKT (formerly, the NYSE AMEX) (“NYSE MKT”).

Board Leadership Structure and Role in Risk Oversight

William H. Davis currently serves as Chairman of the Board of Directors while Jason L. Tienor serves as our principal executive officer. The Board believes this structure is appropriate at this time because it allows the Company to benefit from the unique experience and skills of each of these individuals. Management of risk is the direct responsibility of the Company’s CEO and the senior leadership team. The Board has oversight responsibility, focusing on the adequacy of the Company’s enterprise risk management and risk mitigation processes.

Communications with the Board of Directors

Stockholders can communicate directly with the Board, with any Committee of the Board, or specified directors by writing to: The Board of Directors of the Company, at the Company’s principal business address or by calling at 414-223-0473. All communications will be reviewed by management and then forwarded to the appropriate director, directors, committee, or to the full Board of Directors.

Committees of the Board of Directors

The Board has an Audit Committee, a Compensation Committee and a Strategic Planning Committee, but the Board does not presently have a nominating committee because the Board has concluded that a nominating committee is unnecessary due to the nomination procedures in effect as described below.

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Director Nominations

Due to its small size, the Board does not maintain a standing nominating committee. Nominees for election as directors are considered and nominated by a majority of the Company’s independent directors in accordance with the NYSE AMEX listing standards. “Independence” for these purposes is determined in accordance with Section 803A of the NYSE MKT Rules. Since the Company does not maintain a standing nominating committee, it has not adopted a formal nominating committee charter.

Our Board is a collection of individuals with a variety of complimentary skills derived from their diverse backgrounds and experiences.  When considering potential candidates for election to the Company’s Board of Directors, the independent directors evaluate various criteria, including, but not limited to, each candidate’s business and professional skills, experience serving as management or on the board of directors of companies such as the Company, financial literacy and personal integrity in judgment. The Company does not have a specific policy regarding diversity and believes that the backgrounds and qualifications of the directors, considered as a group, should provide a diverse mix of experiences, knowledge, attributes and abilities that will allow the Board to fulfill its responsibilities.  Candidates for vacant board seats will be considered if they are able to read and understand fundamental financial statements; have no identified conflicts of interest; have not been convicted in a criminal proceeding other than traffic violations during the ten years before the date of selection; and are willing to comply with the Company’s Code of Ethics. One or more directors must have requisite financial expertise to qualify as an “audit committee financial expert” as defined by Item 407 of Regulation S-K promulgated under the Securities Exchange Act of 1934. The independent directors reserve the right to modify these minimum qualifications from time to time.

The independent directors review the qualifications and backgrounds of the directors, as well as the overall composition of the Board from time to time without assigning specific weights to particular experiences or qualifications.  In addition the independent directors consider whether the Board as a whole possesses the right skills and background to address the issues facing our Company at that time. In the case of any candidate for a vacant Board seat, the independent directors will consider whether such candidate meets the applicable independence standards and the level of the candidate’s financial expertise. Any new candidates will be interviewed by the independent directors, and the full Board will approve the final nominations. The Chairman of the Board, acting on behalf of the full Board, will extend the formal invitation to become a nominee of the Board of Directors.

Stockholders may nominate director candidates for consideration by the Board of Directors by directing the recommendation in writing to the Company, attention Corporate Secretary, 20800 Swenson Drive, Suite 175, Waukesha, WI 53186 and providing the candidate’s name, biographical data and qualifications, including five-year employment history with employer names and a description of the employer’s business; whether such individual can read and understand fundamental financial statements; other board memberships (if any); and such other information as is reasonably available and sufficient to enable the Board to evaluate the minimum qualifications described above. The submission must be accompanied by the written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. If a stockholder nominee is eligible, and if the nomination is proper, the independent directors then will deliberate and make a decision as to whether the candidate will be submitted to the Company’s stockholders for a vote. The Board will not change the manner in which it evaluates candidates, including the applicable minimum criteria set forth above, based on whether the candidate was recommended by a stockholder.

Audit Committee

The Audit Committee is currently comprised of Messrs. Davis and Ledwick who serves as Chairman of the Audit Committee. The Company’s Board of Directors has determined that each of Messrs. Davis and Ledwick is an “audit committee financial expert” as defined by Item 407 of Regulation S-K promulgated under the Securities Exchange Act of 1934.

The Audit Committee recommends annually to the Board of Directors the selection of the independent registered public accounting firm for each fiscal year, confirms and assures their independence and approves the fees and other compensation to be paid to the auditors. The Audit Committee recommends to the Board the advisability of having the independent registered public accounting firm make specified studies and reports as to auditing matters, accounting procedures, tax or other matters. The Audit Committee also reviews, prior to its filing with the SEC, the Company’s Form 10-K and annual report to stockholders. The Audit Committee provides an open avenue of communication among the independent registered public accounting firm, management and the Board of Directors and will review any significant disagreement among management and the independent registered public accounting firm in connection with the preparation of any of the Company’s financial statements. The Audit Committee reviews, with the Company’s legal counsel, legal and regulatory matters that may have a significant impact on the Company’s financial statements. The Audit Committee held four meetings in 2013; Messrs. Davis and Ledwick attended all of the meetings.

The Board of Directors has adopted an Audit Committee Charter. A copy of the Audit Committee Charter is attached as Appendix A to this proxy statement.

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REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings or this proxy statement, the following report shall not be deemed to be incorporated by reference into any such filings. In addition, the following report shall not be deemed to be “soliciting material” or “filed” with the SEC.

The Audit Committee for the year ended December 31, 2013, whose members are identified above, has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2013 with the Company’s management and has discussed the matters required to be discussed by Auditing Standard (“AS”) 16, Communications with Audit Committees, (as promulgated by the Public Company Accounting Oversight Board) with the Company’s independent registered public accounting firm. The Audit Committee has also received the written disclosures and the letter from the Company’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence and has discussed with the independent auditors the independent auditors’ independence. Based upon its review of the foregoing materials and its discussions with the Company’s management and independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. The Audit Committee also considered whether the provision of other non-audit services by the independent auditor to the Company is compatible with maintaining the independence of the independent auditor and concluded that the independence of the independent auditor is not compromised by the provision of such services.

The Audit Committee has a written charter which was adopted by the Board of Directors on October 3, 2003 and ratified at the 2004 Annual Meeting of Stockholders. The Audit Committee has established procedures for the receipt, retention and treatment of any complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by the Company’s employees of any concerns regarding questionable accounting or auditing matters.

By the Audit Committee.

Tim S. Ledwick

William H. Davis

Compensation Committee

Mr. Davis and Mr. Andrews currently serve on the Company’s Compensation Committee. Jeffrey P. Andrews was appointed Chairman of the Company’s Compensation Committee April 1, 2014, replacing Glenn A. Garland who resigned from the board of directors effective April 1, 2014. The Compensation Committee oversees the Company’s compensation programs, which are designed specifically for the Company’s most senior executive officers, including the Chief Executive Officer, Chief Financial Officer and the other executive officers. Additionally, the Compensation Committee is charged with the review and approval of all annual compensation decisions relating to Named Executive Officers, as defined below.  The Compensation Committee did not engage a compensation consultant in 2013. The Board of Directors has adopted a Compensation Committee charter. A copy of the Compensation Committee Charter is attached as Appendix B. The Compensation Committee did not hold any meetings in 2013.

Strategic Planning Committee

Mr. Warner currently serves on the Company’s newly-formed Strategic Planning Committee and was appointed Chairman of the committee April 1, 2014. The committee was implemented to explore a range of options for the Company including revenue models, channel strategies, channel structures and partnerships. The committee will work with management as well as outside advisors as appropriate in forming recommendations to the Board of Directors. The Strategic Planning Committee was formed on April 1, 2014, and the Board of Directors has not adopted a written charter for the Strategic Planning Committee.

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EXECUTIVE COMPENSATION

Overview of Our Executive Compensation Philosophy

We believe that a skilled, experienced and dedicated executive team is essential to the future performance of our company and to building stockholder value. We have sought to establish a competitive compensation program that enables us to attract and retain executive officers with these qualities. The goal of our compensation package is to motivate our executive officers to achieve strong financial performance, particularly increased revenues and profitability. We incorporate salary and a performance incentive compensation program that includes cash and equity-based compensation. We believe this aligns the interest of our executives with those of our stockholders.

The following table sets forth certain information with respect to compensation for services in all capacities for the years ended December 31, 2013 and 2012 to our Chief Executive Officer (principal executive officer) and other most highly compensated executive officers who were serving as such as of December 31, 2013.  We refer to these officers as our “Named Executive Officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)(2)	Non-Equity Incentive Plan Compensation (2)	All Other Compensation ($)(3)	Total ($)
Jason L. Tienor	2013	$206,000	$0	$25,117	$0	$21,000	$252,117
President and Chief Executive Officer	2012	$200,000	$0	$31,804	$28,000	$17,296	$277,100

Jeffrey J. Sobieski	2013	$195,700	$0	$17,896	$0	$17,286	$230,882
Chief Technology Officer	2012	$190,000	$0	$22,660	$19,950	$16,722	$249,332

Gerrit J. Reinders	2013	$154,500	$0	$14,128	$0	$6,748	$175,376
EVP- Global Sales and Marketing	2012	$150,000	$0	$0	$15,750	$7,260	$173,010

_______________

(1)	The values of options in this column represent the grant date fair value as computed in accordance with FASB ASC Topic 718. For a discussion of the valuation assumptions used to value the options for reporting purposes, see note K to the financial statements in to the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.
(2)	These awards were made in connection with the Company’s Senior Management Annual Incentive Compensation Program, described in further detail below.
(3)	All Other Compensation represents a monthly car allowance paid to Messrs. Tienor and Sobieski of $8,400 for each year. Amounts also include employer matching contributions with respect to each individual’s 401(k) salary deferrals, including 2012 matching contributions omitted from the table in 2013. In connection with a customer contract that required bonding, Mr. Tienor signed a General Indemnity Agreement dated July 8, 2013, pledging personal property on behalf of the Company. Other compensation includes $3,000 paid to Mr. Tienor in consideration of the assumption of the indemnification obligations pursuant to the General Indemnity Agreement.

Salary

Salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our Named Executive Officers.  The salary for each Named Executive Officer is typically set at the time the individual is hired based on the aforementioned factors and the negotiation process between the Company and the named executive officer.  Thereafter, changes to annual salary, if any, are determined based on several factors, including evaluation of performance, anticipated financial performance, economic condition and local market and labor conditions.

Senior Management Annual Incentive Compensation Program

In an effort to align the compensation of the Company’s executive officers with the Company’s performance, the Compensation Committee has adopted a Senior Management Annual Incentive Compensation Program (the “Incentive Compensation Program”) pursuant to which certain executive officers, including the Named Executive Officers, are eligible to receive cash awards and stock options grants based on the Company’s performance relative to quantitative performance criteria established by the Compensation Committee. The Compensation Committee initially adopted the Incentive Compensation Program and began the process of setting the performance criteria pursuant to which such awards could be earned in 2011, and a similar program was in place again in 2013 and 2012. While the performance criteria under the Incentive Compensation Programs established in 2013 and 2012 were based on quantitative objectives related to the Company’s 2013 and 2012 performance, respectively, the Compensation Committee and the Board did not make final decisions on each executives officer’s award amount, ratio of award opportunity allocated to each objective and award mix and other terms of the potential awards under the Incentive Compensation Program until April of 2014 and 2013, respectively. There were no awards earned in 2013. The awards paid under the Incentive Compensation Program in 2013 were made in recognition of the achievement of goals relating to revenue and EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) expansion and increases in sales pipeline efficiency in 2012, and the cash portions of such awards are reflected in the Non-Equity Incentive Plan Compensation column for 2012.

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The awards paid in 2013 with respect to 2012 performance were paid 50% in cash and 50% in stock options. In addition to their value as an award for the Company’s performance, the Compensation Committee believes the stock option grants serve the additional purpose of further aligning the interests of the Named Executive Officers with the interests of the Company, since options have value to the recipients only if and to the extent that the Company’s stock price increases. All stock options granted in 2013 under the Incentive Compensation Program were fully vested on the date of grant and have a ten year term from the date of grant, and had an exercise price equal to the fair market value of the Company’s common stock on the date of grant. No options will be granted in 2014 with respect to 2013 performance. Unlike the cash portion of each award, option grants are reflected on the Summary Compensation Table based for the year in which the grants are made, rather than the year with respect to which they were earned. As a result, the option value reflected in the Option Awards column relates to options granted in 2013 in connection with 2012 performance.

Retirement, Health and Welfare Benefits

The Company offers a variety of health and welfare and retirement programs to all eligible employees. The Named Executive Officers generally are eligible for the same benefit programs on the same basis as the rest of the broad-based employees. The Company’s health and welfare programs include medical, dental, vision, life, accidental death and disability, and short and long-term disability insurance. In addition to the foregoing, the Named Executive Officers are eligible to participate in the Company’s 401(k) Retirement Savings Plan.

401(k) Retirement Savings Plan

The Company maintains a tax-deferred savings plan for employees (the “Telkonet 401(k)”) that is administered by a committee of trustees appointed by the Company. All Company employees are eligible to participate upon the completion of six months of employment, subject to minimum age requirements. Contributions by employees under the Telkonet 401(k) are immediately vested and each employee is eligible for distributions upon retirement, death or disability or termination of employment. Depending upon the circumstances, these payments may be made in installments or in a single lump sum.

Beginning in January 2012, the Company implemented a 401(k) employer match of 100% of employee salary deferrals, not to exceed 4% of eligible compensation. Matches immediately vest and coincide with each payroll deferral period.

Employment Agreements

Jason L. Tienor, President and Chief Executive Officer, is employed pursuant to an employment agreement dated May 1, 2013. Mr. Tienor’s employment agreement is for a term expiring on May 1, 2015, is renewable at the agreement of the parties and provides for a base salary of at least $206,000 per year.

Jeffrey J. Sobieski, Chief Technology Officer, is employed pursuant to an employment agreement, dated May 1, 2013. Mr. Sobieski’s employment agreement is for a term expiring on May 1, 2015, is renewable at the agreement of the parties and provides for a base salary of at least $195,700 per year.

Gerrit J. Reinders, Executive Vice President-Global Sales and Marketing, is employed pursuant to an employment agreement, dated May 1, 2013. Mr. Reinder’s employment agreement is for a term expiring on May 1, 2014, is renewable at the agreement of the parties and provides for a base salary of at least $154,500 per year.

Each of the Named Executive Officers is also entitled under his employment agreement to bonuses and benefits consistent with the Company’s internal policies and based on participation in the Company’s incentive and benefit plans. Stock options or other awards may be periodically granted to employees under the Plan at the discretion of the Compensation Committee of the Board of Directors. Executives of the Company are eligible to receive stock option grants, based upon individual performance and the performance of the Company as a whole.

Each Named Executive Officer’s Employment Agreement contains provisions describing the executive officer’s compensation in the event the executive officer’s employment with the Company is terminated. If his Employment Agreement is terminated by the mutual consent of the Company and the executive officer, or if the Company terminates the executive officer’s employment for any reason other than for “cause,” as described below, or fails to renew his Employment Agreement upon the expiration of its term, the executive officer will be entitled to receive an amount equal to his base salary for six months following the termination, and the Company will pay the executive officer’s health insurance premiums for the same period. If an executive officer terminates his employment with the Company for “good reason,” as described below, he will be entitled to continue to receive his base salary and to participate in each employee benefit plan in which he participated immediately prior to the termination date until (i) the expiration of the term of his Employment Agreement or (ii) for a period of six months, whichever is longer. If cause exists for termination, the executive officer will be entitled to no further compensation, except for accrued leave and vacation and except as may be required by applicable law.

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Under each of the Employment Agreements, “cause” is generally defined as the occurrence of any of the following: (i) theft, fraud, embezzlement, or any other act of intentional dishonesty by the executive officer; (ii) any material breach by the executive officer of any provision of his Employment Agreement that breach is not cured within fourteen days after written notification by the Company; (iii) any habitual neglect of duty or misconduct of the executive officer in discharging any of his duties and responsibilities under his Employment Agreement after a written demand for performance was delivered to executive officer; (iv) commission by the executive officer of a felony or any offense involving moral turpitude; or (v) any default of an executive officer’s obligations under his employment agreement, or any failure or refusal of the executive officer to comply with the Company’s policies, rules and regulations that is not cured within fourteen days after written notification by the Company. “Good reason” is defined as the occurrence of any of the following: (i) any material adverse reduction in the scope of the executive officer’s authority or responsibilities; (ii) any reduction in the amount of the executive officer’s compensation or participation in any employee benefits; or (iii) the executive officer’s principal place of employment is actually or constructively moved to any office or other location 75 miles or more outside of Milwaukee, Wisconsin.

Outstanding Equity Awards at Fiscal Year-End Table

The following table shows outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2013 for the Named Executive Officers.

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date (5)
Jason L. Tienor	08/10/2007	100,000	(1)	–	–	0.14	8/10/2017
	04/01/2012	227,027	(3)	–	–	0.185	4/01/2022
	04/18/2013	155,556	(4)	–	–	0.18	4/18/2023
Jeffrey J. Sobieski	02/19/2008	50,000	(2)	–	–	0.14	2/19/2018
	04/01/2012	161,757	(3)	–	–	0.185	4/01/2022
	04/18/2013	110,833	(4)	–	–	0.18	4/18/2023
Gerrit J. Reinders	04/18/2013	87,500	(4)	–	–	0.18	4/18/2023

_______________

(1)	Options were granted on August 10, 2007 and vested ratably on a quarterly basis over a five year period.
(2)	Options were granted on February 19, 2008 and vested ratably on a quarterly basis over a five year period.
(3)	Options were granted on April 1, 2012 and are fully vested.
(4)	Options were granted on April 18, 2013 and are fully vested.
(5)	All options granted have a term of ten years.

Option Exercises and Vesting of Stock Awards

There were no options exercised by, or stock awards vested for the account of, the Named Executive Officers during 2013, other than the options granted to each of the Named Executive Officers on April 18, 2013, which were fully vested on the date of grant.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of April 14, 2014, the number of shares of the Company’s common stock and Series A convertible, redeemable preferred stock beneficially owned by each director and Named Executive Officer of the Company, by all directors and executive officers as a group, and by each person known by the Company to own beneficially more than 5.0% of the Company’s outstanding common stock and Series A convertible, redeemable preferred stock.

	Common Stock		Series A Preferred Stock
Name and Address (1)	Number of Shares (2)	Percentage of Class	Number of Shares	Percentage of Class	Percentage of Voting Securities
Directors and Executive Officers
Jason L. Tienor, President, Chief Executive Officer and Director	1,756,807	1.3%	4	2.2%	*	(3)
Jeffrey J. Sobieski, Chief Technology Officer	1,443,126	1.1	4	2.2	*	(4)
Gerrit J. Reinders, Executive V.P. Global Sales and Marketing	276,305	*	0	0	*	(5)
William H. Davis, Chairman	1,378,092	1.1	0	0	*	(6)
Tim S. Ledwick, Director	171,887	*	0	0	*	(7)
Kellogg L. Warner, Director	0	*	0	0	*
Jeffrey P. Andrews, Director	0	*	0	0	*

All Directors and Executive Officers as a group (nine persons)	5,561,563	4.4%	8	4.4%	4.4%

_______________

*	Less than one percent (1%)
(1)	Unless otherwise indicated, the address of each named holder is in care of Telkonet, Inc., 20800 Swenson Drive, Suite 175, Waukesha, Wisconsin 53186.
(2)	According to Securities and Exchange Commission rules, beneficial ownership includes shares as to which the individual or entity has voting power or investment power and any shares, which the individual or entity has the right to acquire within 60 days of the date of this table through the exercise of any stock option or other right.
(3)	Includes 1,188,824 shares of our common stock, options exercisable within 60 days to purchase 155,556, 227,027 and 100,000 shares of our common stock at $0.18, $0.185 and $0.14 per share, respectively, 55,096 shares of common stock issuable upon conversion of shares of our Series A convertible redeemable preferred stock, and warrants to purchase 30,304 shares of our common stock at an exercise price of $0.33 per share.
(4)	Includes 1,035,136 shares of our common stock, options exercisable within 60 days to purchase 110,833, 161,757 and 50,000 shares of our common stock at $0.18, $0.185 and $0.14 per share, respectively, 55,096 shares of common stock issuable upon conversion of shares of our Series A convertible redeemable preferred stock, and warrants to purchase 30,304 shares of our common stock at an exercise price of $0.33 per share.
(5)	Includes 188,805 shares of our common stock, options exercisable within 60 days to purchase 87,500 shares of our common stock at $0.18.
(6)	Includes 1,348,092 shares of our common stock and options exercisable within 60 days to purchase 30,000 shares of our common stock at $0.187 per share.
(7)	Includes 141,887 shares of our common stock and options exercisable within 60 days to purchase 30,000 shares of our common stock at $0.187 per share.

Certain Relationships and Related Transactions

Description of Related Party Transactions

From time to time the Company may receive advances from certain of its officers in the form of salary deferment and cash advances, to meet short term working capital needs.  These advances may not have formal repayment terms or arrangements.  As of December 31, 2013 and 2012 there were no such arrangements.

Indemnification Agreements

On March 31, 2010, the Company entered into Indemnification Agreements with director William H. Davis, and executives Jason L Tienor, President and Chief Executive Officer and Jeffrey J. Sobieski, Chief Operating Officer. On November 3, 2010, the Company entered into an Indemnification Agreement with Richard E. Mushrush, then Acting Chief Financial Officer.

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The Indemnification Agreements provide that the Company will indemnify the Company's officers and directors, to the fullest extent permitted by law, relating to, resulting from or arising out of any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation by reason of the fact that such officer or director (i) is or was a director, officer, employee or agent of the Company or (ii) is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In addition, the Indemnification Agreements provide that the Company will make an advance payment of expenses to any officer or director who has entered into an Indemnification Agreement, in order to cover a claim relating to any fact or occurrence arising from or relating to events or occurrences specified in this paragraph, subject to receipt of an undertaking by or on behalf of such officer or director to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized under this Agreement.

Company’s Policies on Related Party Transactions

Under the Company’s policies and procedures, related-party transactions that must be publicly disclosed under the federal securities laws require prior approval of the Company’s independent directors without the participation of any director who may have a direct or indirect interest in the transaction in question. The Company’s independent directors will approve only those related party transactions that they determine to be in the best interests of the Company and its stockholders. Related parties include directors, nominees for director, principal stockholders, executive officers and members of their immediate families. For these purposes, a “transaction” includes all financial transactions, arrangements or relationships, ranging from extending credit to the provision of goods and services for value and includes any transaction with a company in which a director, executive officer immediate family member of a director or executive officer, or principal shareholder (that is, any person who beneficially owns five percent or more of any class of the Company’s voting securities) has an interest by virtue of a ten-percent-or-greater equity interest. The Company’s policies and procedures regarding related-party transactions are not a part of a formal written policy, but rather, represent the Company’s historical course of practice with respect to approval of related-party transactions.

Directors’ Compensation

We reimburse non-management directors for costs and expenses in connection with their attendance and participation at Board of Directors meetings and for other travel expenses incurred on our behalf. The Chairman of the Board is compensated at a rate of $5,000 per month, Committee Chairs are compensated at a rate of $4,000 per month and directors are compensated at $3,000 per month. Compensation is capped at the highest level of service provided, i.e. a director who is also a committee chair will receive a maximum of $4,000. On the first day of their appointment, each director receives a one-time grant of an option to purchase 100,000 shares of Company stock. The strike price will be the closing price of the Company's common stock on the grant date. If the grant date falls on a non-trading day, the grant date will default to the next trading day. These stock options will vest quarterly over 5 years. Upon the implementation of the new policy, each non-management board member was granted 100,000 shares of the Company’s stock options.

The following table summarizes all compensation paid to our directors who were members of the Board during the year ended December 31, 2013.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)		Total ($)
William H. Davis	$60,000	$0	$0	$0	$0	$14,175	(2)	$74,175
Glenn A. Garland	28,000	0	0	0	0	14,000	(2)	42,000
Tim S. Ledwick	48,000	0	0	0	0	7,095	(2)	55,095

_______________

(1)	Compensation earned by non-employee directors for services rendered during 2013, paid in cash.
(2)	Reimbursement for additional income tax applicable to compensation earned in 2012.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and certain of our officers to file reports of holdings and transactions in shares of Telkonet common stock with the Securities and Exchange Commission. Based on our records and other information, we believe that in 2013 our directors and our officers who are subject to Section 16 met all applicable filing requirements except that late Form 4’s were filed on behalf of Messrs. Tienor, Sobieski, Reinders, Koch and Mushrush in connection with options granted to each of them in April 2013 with respect to 2012 performance under the Company’s Incentive Compensation Program.

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Independent Registered Public Accounting Firm

The following table sets forth fees billed to, or expected to be billed, to the Company by BDO USA, LLP and Baker Tilly Virchow Krause LLP for the fiscal years ended December 31, 2013 and 2012.

	December 31, 2013	December 31, 2012
1. Audit Fees – BDO USA, LLP	$130,000	$–
2. Audit Fees – Baker Tilly Virchow Krause LLP	–	194,000
3. Tax Fees - BDO USA, LLP	35,000	–
4. Tax Fees - Baker Tilly Virchow Krause LLP	–	22,600
Total Fees	$165,000	$216,600

Audit fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by BDO USA, LLP (“BDO”) in connection with statutory and regulatory filings or engagements.

Audit-related fees consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements, which are not reported under “Audit Fees.” Tax fees consist of fees billed for professional services for tax return preparation and filing, compliance, advice and planning. The tax fees relate to federal and state income tax reporting requirements.

Prior to the Company’s engagement of its independent registered public accounting firm, such engagement is approved by the Company’s Audit Committee. The services provided under this engagement may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Pursuant to the Audit Committee Charter, the independent registered public accounting firm and management are required to report to the Company’s Audit Committee at least quarterly regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. All audit fees, audit-related fees, tax fees and other fees incurred by the Company for the year ended December 31, 2013 were approved by the Company’s Audit Committee.

On June 3, 2013, the Audit Committee of the Board of Directors of the Company dismissed Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm, and appointed BDO as the Company’s new independent registered public accounting firm.

Baker Tilly’s reports on the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, or accounting principle, except that the reports of Baker Tilly on the Company’s consolidated financial statements for each of fiscal year 2012 and fiscal year 2011 contained an explanatory paragraph, which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2012 and 2011, and the subsequent interim period through June 3, 2013, there were no disagreements between the Company and Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Baker Tilly’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements of the Company for such years.

None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the fiscal year ended December 31, 2012 or during the subsequent interim period through June 3, 2013. During that same period, the Company did not consult with Baker Tilly regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

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PROPOSAL No. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

BDO USA, LLP, has served as the Company’s independent public accountants since May 2013 and has been retained to do so in 2014. The Board of Directors has directed that management submit the selection of BDO USA, LLP for ratification by the stockholders at the annual meeting. A representative of BDO is expected to be present at the annual meeting, will have an opportunity to make a statement, should the representative desire to do so, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of BDO as the Company’s independent registered public accountants is not required. However, the Board of Directors is submitting the selection of BDO to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain the firm in future years. In such event, the Audit Committee may retain BDO, notwithstanding the fact that the stockholders did not ratify the selection, or select another accounting firm without re-submitting the matter to the stockholders. Even if the selection is ratified, the Audit Committee reserves the right in its discretion to select a different accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The board of directors unanimously recommends that stockholders vote FOR the approval of this proposal. Proxies solicited by the Board will be so voted unless stockholders specify a contrary choice in their voting instructions.

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PROPOSAL No. 3

NON BINDING ADVISORY VOTE TO APPROVE

THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the SEC's rules. This proposal, which is commonly referred to as "say-on-pay," is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our Named Executive Officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The programs contain elements of cash and equity-based compensation and are designed to align the interests of our executives with those of our stockholders.

The "Executive Compensation" section of this proxy statement describes in detail our executive compensation programs and the decisions made by the Compensation Committee with respect to the fiscal year ended December 31, 2013. As we describe in this section of the proxy statement, our executive compensation program incorporates a pay-for-performance philosophy that supports our business strategy and aligns the interests of our executives with our shareholders. The Board believes this link between compensation and the achievement of our near- and long-term business goals has helped drive our performance over time.

Our Board of Directors is asking stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the disclosure under "Executive Compensation", the compensation tables and accompanying narrative disclosure, and any related material disclosed in this proxy statement, is hereby approved.

As an advisory vote, this proposal is not binding. Neither the outcome of this advisory vote nor of the advisory vote included in Proposal No. 3 overrules any decision by the Company or the Board of Directors (or any committee thereof), creates or implies any change to the fiduciary duties of the Company or the Board of Directors (or any committee thereof), or creates or implies any additional fiduciary duties for the Company or the Board of Directors (or any committee thereof). However, our Compensation Committee and Board of Directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers.

The board of directors unanimously recommends that stockholders vote FOR the approval of this proposal. Proxies solicited by the Board will be so voted unless stockholders specify a contrary choice in their voting instructions.

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OTHER MATTERS

The Board of Directors does not know of any other matter that may be brought before the Meeting. However, if any such other matters are properly brought before Meeting or any adjournment thereof the Meeting, the proxies may use their own judgment to determine how to vote your shares.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of our proxy statement or annual report on Form 10-K, as amended, may have been sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you write or call us at the following address or telephone number: 20800 Swenson Drive, Suite 175, Waukesha, WI 53186, (414) 223-0473.  If you want to receive separate copies of the annual report on Form 10-K and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holders, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

Stockholders may submit written proposals to be considered for stockholder action at the Company’s 2015 Annual Meeting of Stockholders.  To be eligible for inclusion in the Company’s Proxy Statement for the 2015 Annual Meeting of Stockholders, stockholder proposals must be received by the Company by December 31, 2014 and must otherwise comply with applicable Securities and Exchange Commission regulations and the Company’s bylaws.  Stockholder proposals should be addressed to the Company at 20800 Swenson Drive, Suite 175, Waukesha, WI 53186, Attention: Corporate Secretary.  In addition, if a stockholder intends to present a proposal at the Company’s 2015 Annual Meeting of Stockholders without the inclusion of the proposal in the Company’s proxy materials and written notice of the proposal is not received by the Company on or before March 15, 2015, proxies solicited by the Board of Directors for the 2014 Annual Meeting of Stockholders will confer discretionary authority to vote on the proposal if presented at the Meeting.  The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Brokers and other persons holding the Company’s common stock in their names, or in the names of a nominee, will be requested to forward this proxy statement and the accompanying materials to the beneficial owners of the common stock and to obtain proxies, and the Company will defray reasonable expenses incurred in forwarding such material.

By order of the Board of Directors,

/s/ JASON L. TIENOR
Jason L. Tienor Chief Executive Officer

Dated: April 30, 2014

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and annual report on Form 10-K of Telkonet, Inc. are available at www.proxyvote.com.

TELKONET, INC.

Annual Meeting of Stockholders

June 12, 2014

This proxy is solicited by the Board of Directors

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TELKONET, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2014 AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The undersigned, being a stockholder of Telkonet, Inc. (“Telkonet”), hereby authorizes Jason L. Tienor and Richard E. Mushrush, and each of them, with the full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Telkonet to be held at Telkonet Inc., 20800 Swenson Dr. Suite 175, Waukesha, WI 53186 on June 12, 2014, at 1:00 p.m., local time, and at any adjournment or postponement thereof, with respect to all votes that the undersigned would be entitled to cast, if then personally present, as appears on the reverse side of this proxy.

In their discretion, the proxies are authorized to vote with respect to matters incident to the conduct of the meeting and upon such other matters as may properly come before the meeting. This proxy may be revoked at any time before it is exercised.

Shares of common stock, Series A Preferred Stock and Series B Preferred Stock of Telkonet will be voted as specified. If no specification is made, shares will be voted FOR each of the nominees for director listed on the reverse side, FOR Proposal 2 and FOR Proposal 3 and IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES as to any other matter which may properly come before the annual meeting.

Continued and to be signed on reverse side

TELKONET, INC.

c/o StockTrans, a Broadridge Company

44 W. Lancaster Ave.

Ardmore, PA 19003

VOTE BY INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following:		☐	☐	☐	____________________________________________

1.	Election of Directors
Nominees

01 William H. Davis       02 Jason L. Tienor       03 Tim S. Ledwick       04 Kellogg L. Warner       05 Jeffrey P. Andrews

The Board of Directors recommends you vote FOR Proposal 2 and FOR Proposal 3.

		For	Against	Abstain
2.	TO RATIFY THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2014	☐	☐	☐

3.	NON-BINDING ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.	☐	☐	☐

4.	TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title.

_____________________________________	_______		_____________________________________	_______	SHARES CUSIP #
Signature (PLEASE SIGN WITHIN BOX)	Date	JOB #	Signature (Joint Owners)	Date	SEQUENCE #

APPENDIX A

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

TELKONET, INC.

I.	PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors (the "Board") of Telkonet, Inc. (the "Corporation") in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established or may establish; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

•	Review and appraise the audit efforts of the Corporation's independent accountants.

•	Provide an open avenue of communication among the independent accountants, financial and senior management and the Board.

The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter and such other activities consistent with this Charter as may from time to time be necessary or appropriate.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business guidelines.

II.	COMPOSITION OF THE AUDIT COMMITTEE

The Audit Committee shall be comprised of two or more members of the Board as determined by the Board. The members of the Audit Committee shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of this Charter, the definition of independent directors will be based on the rules of the American Stock Exchange for audit committees, as amended, modified or supplemented from time to time. All members of the Audit Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee, and at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve at the pleasure of the Board or until their successors shall be duly elected and qualified. Unless a chairman of the Audit Committee (the "Chairman") is elected by the Board, the members of the Committee may designate a Chairman by majority vote of the full Audit Committee membership.

III.	MEETINGS

The Audit Committee shall meet from time to time as called by the Chairman or as requested by the independent accountants. The Audit Committee may ask members of management or others to attend meetings of the Audit Committee and provide pertinent information as necessary. As part of its responsibility to foster open communication, the Audit Committee shall meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or any of these groups believe should be discussed privately. In addition, the Audit Committee or its Chairman shall discuss with management the Corporation's quarterly financial statements consistent with Section IV.3.below. The Audit Committee shall maintain minutes or other records of meetings and activities of the Audit Committee.

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IV.	RESPONSIBILITIES AND DUTIES

The duties of the Audit Committee shall include the following:

Documents/Reports Review

1.	Review this Charter periodically, but at least annually, and update this Charter as conditions dictate.

2.	Review, prior to its filing or prior to its release, as the case may be, the Corporation's Form 10-K and annual report to stockholders.

3.	Review the Corporation's Form 10-Q prior to its filing. The Chairman may represent the entire Audit Committee for purposes of this review.

4.	Review such other reports or other financial information submitted to the Securities and Exchange Commission or the public as the Audit Committee shall deem appropriate. The Chairman may represent the entire Audit Committee for purposes of this review.

Independent Accountants

5.	Recommend to the Board the selection of the independent accountants for each fiscal year, confirm and assure their independence and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships which effect the accountants' independence and should receive the written statement from the independent accountants required by Independence Standards Board Standard No. 1, as amended, modified or supplemented from time to time.

6.	Select, evaluate and, where appropriate, replace the independent accountants (or nominate the independent accountants to be proposed for shareholder approval in any proxy statement), as representatives of the shareholders, since the independent accountants are ultimately accountable to the Board and the Audit Committee.

7.	Recommend to the Board the advisability of having the independent public accountants make specified studies and reports as to auditing matters, accounting procedures, tax or other matters.

8.	Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

9.	Periodically consult with the independent accountants out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements.

Financial Reporting Processes

10.	Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

11.	Review with the independent accountants and management major changes to the Corporation's auditing and accounting principles and practices.

Process Improvement

12.	Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

13.	Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

14.	Review any significant disagreement among management and the independent accountants in connection with the preparation of any of the Corporation's financial statements.

15.	Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

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Legal Compliance

16.	Review, with the Corporation's counsel, legal and regulatory matters that may have a significant impact on the Corporation's financial statements, including corporate securities trading policies.

Other Responsibilities

Perform any other activities consistent with this Charter, and the Corporation's Certificate of Incorporation, By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

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APPENDIX B

CHARTER FOR THE

COMPENSATION COMMITTEE OF

THE BOARD OF DIRECTORS

OF

TELKONET, INC.

PURPOSE:

The purpose of the Compensation Committee of the Board of Directors (the “Board”) of Telkonet, Inc. (the “Company”) shall be to:

(a)	discharge the Board’s responsibilities relating to compensation of the Company’s executive officers. The Committee has overall responsibility for approving and evaluating the officer compensation plans, policies and programs of the Company;

(b)	administer the Company’s stock option plans, stock purchase plans, restricted stock plans and any other equity incentive plans adopted by the Company, and

(c)	provide disinterested administration of any employee benefit plans in which executive officers of the Company are eligible to participate.

The Compensation Committee is also responsible for completing an annual report on executive compensation for inclusion in the Company's proxy statement. In addition to such annual report, the Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. In addition, the Compensation Committee will undertake those specific responsibilities listed below and such other duties or responsibilities as the Board of Directors may from time to time prescribe.

COMMITTEE MEMBERSHIP AND ORGANIZATION:

The Compensation Committee will be appointed by and will serve at the discretion of the Board. The Compensation Committee shall consist of no fewer than two members.  The members of the Compensation Committee shall meet the (i) independence requirements of the listing standards of the National Association of Securities Dealers, Inc. for listing on The American Stock Exchange, (ii) non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, and (iii) the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended.

COMMITTEE RESPONSIBILITIES AND AUTHORITY:

The Compensation Committee shall annually review and approve for the CEO and the executive officers of the Company (a) the annual base salary, (b) the annual incentive bonus, including the specific goals and amount, (c) equity compensation, (d) employment agreements, severance arrangements, and change in control agreements/provisions, and (e) any other benefits, compensation or arrangements. The Compensation Committee may make recommendations to the Board with respect to incentive compensation plans, including reservation of shares for issuance under employee benefit plans.

The Compensation Committee shall annually review and recommend to the Board of Directors for its approval the compensation, including cash, equity or other compensation, for members of the Board of Directors for their service as (a) a member of the Board of Directors, (b) a member of any committee of the Board of Directors, (c) a Chair of any committee of the Board of Directors and (d) the Chairman of the Board of Directors.

The Compensation Committee will consider the Board of Directors’ Nominating and Governance Committee’s bi-annual review of the effectiveness of the operation of the Board of Directors and its committees in connection with the Compensation Committee’s review and recommendations with respect to the Company’s directors’ compensation.

The Compensation Committee shall annually review the performance of the Company’s Chief Executive Officer.

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The Compensation Committee may make recommendations to the Board of Directors on the Company’s executive compensation practices and policies, including the evaluation of performance by the Company’s executive officers and issues of management succession.

The Compensation Committee may review the Company’s compliance with employee benefit plans.

The Compensation Committee may form and delegate authority to subcommittees when appropriate.

The Compensation Committee shall make regular reports to the Board.

The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

The Compensation Committee shall annually review its own performance.

The Compensation Committee shall have authority to obtain advice and assistance from internal or external legal, accounting, compensation or other advisors.

COMMITTEE MEMBER COMPENSATION:

Members of the Compensation Committee shall receive such fees, if any, for their service as Compensation Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers, per meeting fees and fees for service as Chair of the Compensation Committee. Fees may be paid in such form of consideration as is determined by the Board of Directors.

Except as permitted under applicable laws and the rules and regulations of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., members of the Compensation Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof or as Chairman of the Board of Directors or Chair of any committee of the Board of Directors.

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